UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 12, 2015

Wells Fargo Commercial Mortgage Trust 2015-C31

(Exact name of Issuing Entity)

Wells Fargo Commercial Mortgage Securities, Inc.

(Exact Name of Registrant as Specified in its Charter)

Wells Fargo Bank, National Association
Rialto Mortgage Finance, LLC
C-III Commercial Mortgage LLC

Société Générale

Basis Real Estate Capital II, LLC

Liberty Island Group I LLC

(Exact Names of the Sponsors as Specified in their Charters)

North Carolina	333-195164-15	56-1643598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 South College Street, Charlotte, North Carolina	28288-1066
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (704) 374-6161

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8. Other Events.

Item 8.01.     Other Events.

On or about November 12, 2015, a series of mortgage pass-through certificates, entitled Wells Fargo Commercial Mortgage Trust 2015-C31, Commercial Mortgage Pass-Through Certificates, Series 2015-C31 (the “Certificates”), is expected to be issued by Wells Fargo Commercial Mortgage Trust 2015-C31 (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated as of November 1, 2015 (the “Pooling and Servicing Agreement”), between Wells Fargo Commercial Mortgage Securities, Inc. (the “Registrant”), as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Trimont Real Estate Advisors, LLC, as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and Wilmington Trust, National Association, as trustee. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates will consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-SB, Class A-S, Class X-A, Class X-B, Class X-D, Class B, Class C, Class PEX and Class D Certificates (collectively, the “Publicly Offered Certificates”) and (ii) the Class E, Class F, Class G and Class R Certificates (collectively, the “Privately Offered Certificates”). Only the Publicly Offered Certificates have been offered to the public.

The Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust to be formed on or about November 12, 2015 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets will be a pool of one hundred two (102) commercial, multifamily and manufactured housing community mortgage loans (the “Mortgage Loans”). Certain of the Mortgage Loans are expected to be acquired by the Registrant from Wells Fargo Bank, National Association (“Wells Fargo”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated as of October 29, 2015, between the Registrant and Wells Fargo; certain of the Mortgage Loans are expected to be acquired by the Registrant from Rialto Mortgage Finance, LLC (“Rialto”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated as of October 29, 2015, between the Registrant and Rialto; certain of the Mortgage Loans are expected to be acquired by the Registrant from C-III Commercial Mortgage LLC (“C-III”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated as of October 29, 2015, between the Registrant and C-III; certain of the Mortgage Loans are expected to be acquired by the Registrant from Société Générale (“Soc Gen”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated as of October 29, 2015, between the Registrant and Soc Gen; certain of the Mortgage Loans are expected to be acquired by the Registrant from Basis Real Estate Capital II, LLC (“Basis”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.5 and dated as of October 29, 2015, between the Registrant, Basis and Basis Investment Group LLC; and certain of the Mortgage Loans are expected to be acquired by the Registrant from Liberty Island Group I LLC (“Liberty Island”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.6 and dated as of October 29, 2015, between the Registrant, Liberty Island and Liberty Island Group LLC. Prudential Asset Resources, Inc. will act as primary servicer with respect to five (5) Mortgage Loans sold to the Registrant, pursuant to the Primary Servicing Agreement, attached hereto as Exhibit 99.7 and dated as of November 1, 2015, between Wells Fargo Bank, National Association, as master servicer, and Prudential Asset Resources, Inc., as primary servicer.

The funds to be used by the Registrant to pay the purchase price for the Mortgage Loans are expected to be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Wells Fargo Securities, LLC, SG Americas Securities, LLC, Citigroup Global Markets Inc. and Morgan Stanley & Co. LLC (collectively, the “Dealers”), pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated as of October 29, 2015, between the Registrant, the Dealers, as underwriters, and Wells Fargo, and (ii) the sale of the Privately Offered Certificates by the Registrant to the Dealers, pursuant to a Certificate Purchase Agreement, dated as of October 29, 2015, between the Registrant, the Dealers, as initial purchasers, and Wells Fargo, which Privately Offered Certificates will be sold in transactions exempt from registration under the Securities Act of 1933, as amended.

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The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated October 29, 2015, supplementing the Prospectus dated August 3, 2015, each as filed with the Securities and Exchange Commission.

Prior to the Closing Date, a series of mortgage pass-through certificates, entitled MAD 2015-11MD Mortgage Trust Commercial Mortgage Pass-Through Certificates, was issued by MAD 2015-11MD Mortgage Trust, pursuant to a Trust and Servicing Agreement, dated as of September 6, 2015 (the “MAD 2015-11MD Trust and Servicing Agreement”) between Deutsche Mortgage & Asset Receiving Corporation, as depositor, KeyBank National Association, as master servicer and as special servicer, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian. Pursuant to the Pooling and Servicing Agreement, the 11 Madison Avenue Loan Combination is a Non-Serviced Loan Combination, the 11 Madison Avenue Mortgage Loan is a Non-Trust-Serviced Pooled Mortgage Loan, and the servicing of the 11 Madison Avenue Loan Combination is governed by the MAD 2015-11MD Trust and Servicing Agreement and the 11 Madison Avenue Co-Lender Agreement (as defined below). The MAD 2015-11MD Trust and Servicing Agreement is attached hereto as Exhibit 99.8.

Prior to the Closing Date, a series of mortgage pass-through certificates, entitled Wells Fargo Commercial Mortgage Trust 2015-SG1, Commercial Mortgage Pass-Through Certificates, Series 2015-SG1 was issued by Wells Fargo Commercial Mortgage Trust 2015-SG1, pursuant to a Pooling and Servicing Agreement, dated as of August 1, 2015 (the “WFCM 2015-SG1 Pooling and Servicing Agreement”) between the Registrant, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Trimont Real Estate Advisors, Inc., as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and Wilmington Trust, National Association, as trustee. Pursuant to the Pooling and Servicing Agreement, the Patrick Henry Mall Loan Combination is a Non-Serviced Loan Combination, the Patrick Henry Mall Mortgage Loan is a Non-Trust-Serviced Pooled Mortgage Loan, and the servicing of the Patrick Henry Mall Loan Combination is governed by the WFCM 2015-SG1 Pooling and Servicing Agreement and the Patrick Henry Mall Co-Lender Agreement (as defined below). The WFCM 2015-SG1 Pooling and Servicing Agreement is attached hereto as Exhibit 99.9.

The initial holders of the promissory notes evidencing the Sheraton Lincoln Harbor Loan Combination (the “Sheraton Lincoln Harbor Noteholders”) have entered into a co-lender agreement, dated as of October 15, 2015 (the “Sheraton Lincoln Harbor Co-Lender Agreement”), between the Sheraton Lincoln Harbor Noteholders, which sets forth the respective rights of each Sheraton Lincoln Harbor Noteholder. The Sheraton Lincoln Harbor Co-Lender Agreement is attached hereto as Exhibit 99.10.

The initial holders of the promissory notes evidencing the CityPlace I Loan Combination (the “CityPlace I Noteholders”) have entered into an agreement between note holders, dated as of September 10, 2015 (the “CityPlace I Co-Lender Agreement”), between the CityPlace I Noteholders, which sets forth the respective rights of each CityPlace I Noteholder. The CityPlace I Co-Lender Agreement is attached hereto as Exhibit 99.11.

The initial holders of the promissory notes evidencing the 11 Madison Avenue Loan Combination (the “11 Madison Avenue Noteholders”) have entered into a co-lender agreement, dated as of September 6, 2015 (the “11 Madison Avenue Co-Lender Agreement”), between the 11 Madison Avenue Noteholders, which sets forth the respective rights of each 11 Madison Avenue Noteholder. The 11 Madison Avenue Co-Lender Agreement is attached hereto as Exhibit 99.12.

The initial holders of the promissory notes evidencing the Patrick Henry Mall Loan Combination (the “Patrick Henry Mall Noteholders”) have entered into a co-lender agreement, dated as of June 30, 2015 (the “Patrick Henry Mall Co-Lender Agreement”), between the Patrick Henry Mall Noteholders, which sets forth the respective rights of each Patrick Henry Mall Noteholder. The Patrick Henry Mall Co-Lender Agreement is attached hereto as Exhibit 99.13.

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Section 9. Financial Statements and Exhibits.

Item 9.01.     Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Underwriting Agreement, dated as of October 29, 2015, between Wells Fargo Commercial Mortgage Securities, Inc., Wells Fargo Bank, National Association, Wells Fargo Securities, LLC, SG Americas Securities, LLC, Citigroup Global Markets Inc. and Morgan Stanley & Co. LLC.

4.1	Pooling and Servicing Agreement, dated as of November 1, 2015, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Trimont Real Estate Advisors, LLC, as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and Wilmington Trust, National Association, as trustee.

99.1	Mortgage Loan Purchase Agreement, dated as of October 29, 2015, between Wells Fargo Commercial Mortgage Securities, Inc. and Wells Fargo Bank, National Association.

99.2	Mortgage Loan Purchase Agreement, dated as of October 29, 2015, between Wells Fargo Commercial Mortgage Securities, Inc. and Rialto Mortgage Finance, LLC.

99.3	Mortgage Loan Purchase Agreement, dated as of October 29, 2015, between Wells Fargo Commercial Mortgage Securities, Inc. and C-III Commercial Mortgage LLC.

99.4	Mortgage Loan Purchase Agreement, dated as of October 29, 2015, between Wells Fargo Commercial Mortgage Securities, Inc. and Société Générale.

99.5	Mortgage Loan Purchase Agreement, dated as of October 29, 2015, between Wells Fargo Commercial Mortgage Securities, Inc., Basis Real Estate Capital II, LLC and Basis Investment Group LLC.

99.6	Mortgage Loan Purchase Agreement, dated as of October 29, 2015, between Wells Fargo Commercial Mortgage Securities, Inc., Liberty Island Group I LLC and Liberty Island Group LLC.

99.7	Primary Servicing Agreement, dated as of November 1, 2015, between Wells Fargo Bank, National Association, as master servicer, and Prudential Asset Resources, Inc., as primary servicer.

99.8	Trust and Servicing Agreement, dated as of September 6, 2015, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, KeyBank National Association, as master servicer and as special servicer, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, relating to MAD 2015-11MD Mortgage Trust.

99.9	Pooling and Servicing Agreement, dated as of August 1, 2015, between the Registrant, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Trimont Real Estate Advisors, Inc., as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and Wilmington Trust, National Association, as trustee, relating to Wells Fargo Commercial Mortgage Trust 2015-SG1.

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99.10	Co-Lender Agreement, dated as of October 15, 2015, between Rialto Mortgage Finance, LLC, as note A-1 holder, and Rialto Mortgage Finance, LLC, as note A-2 holder, relating to the Sheraton Lincoln Harbor Loan Combination.

99.11	Agreement Between Note Holders, dated as of September 10, 2015, between Wells Fargo Bank, National Association, as initial note A-1 holder, and Wells Fargo Bank, National Association, as initial note A-2 holder, relating to the CityPlace I Loan Combination.

99.12	Co-Lender Agreement, dated as of August 6, 2015, between German American Capital Corporation, as the initial note A-1 holder, Morgan Stanley Bank, N.A., as the initial note A-2 holder, Wells Fargo Bank, National Association, as the initial note A-3 holder, German American Capital Corporation, as the initial note B-1 holder, Morgan Stanley Bank, N.A., as the initial note B-2 holder, and Wells Fargo Bank, National Association, as the initial note B-3 holder, relating to the 11 Madison Avenue Loan Combination.

99.13	Co-Lender Agreement, dated as of June 30, 2015, between Liberty Island Group I LLC, as note A-1 holder, Societe Generale, as note A-2 holder, and Societe Generale, as note A-3 holder, relating to the Patrick Henry Mall Loan Combination.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC.

By:	/s/ Anthony Sfarra
Name: Anthony Sfarra
Title: President

Dated: November 12, 2015

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Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of October 29, 2015, between Wells Fargo Commercial Mortgage Securities, Inc., Wells Fargo Bank, National Association, Wells Fargo Securities, LLC, SG Americas Securities, LLC, Citigroup Global Markets Inc. and Morgan Stanley & Co. LLC.

4.1	Pooling and Servicing Agreement, dated as of November 1, 2015, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Trimont Real Estate Advisors, LLC, as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and Wilmington Trust, National Association, as trustee.

99.1	Mortgage Loan Purchase Agreement, dated as of October 29, 2015, between Wells Fargo Commercial Mortgage Securities, Inc. and Wells Fargo Bank, National Association.

99.2	Mortgage Loan Purchase Agreement, dated as of October 29, 2015, between Wells Fargo Commercial Mortgage Securities, Inc. and Rialto Mortgage Finance, LLC.

99.3	Mortgage Loan Purchase Agreement, dated as of October 29, 2015, between Wells Fargo Commercial Mortgage Securities, Inc. and C-III Commercial Mortgage LLC.

99.4	Mortgage Loan Purchase Agreement, dated as of October 29, 2015, between Wells Fargo Commercial Mortgage Securities, Inc. and Société Générale.

99.5	Mortgage Loan Purchase Agreement, dated as of October 29, 2015, between Wells Fargo Commercial Mortgage Securities, Inc., Basis Real Estate Capital II, LLC and Basis Investment Group LLC.

99.6	Mortgage Loan Purchase Agreement, dated as of October 29, 2015, between Wells Fargo Commercial Mortgage Securities, Inc., Liberty Island Group I LLC and Liberty Island Group LLC.

99.7	Primary Servicing Agreement, dated as of November 1, 2015, between Wells Fargo Bank, National Association, as master servicer, and Prudential Asset Resources, Inc., as primary servicer.

99.8	Trust and Servicing Agreement, dated as of September 6, 2015, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, KeyBank National Association, as master servicer and as special servicer, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, relating to MAD 2015-11MD Mortgage Trust.

99.9	Pooling and Servicing Agreement, dated as of August 1, 2015, between the Registrant, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Trimont Real Estate Advisors, Inc., as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and Wilmington Trust, National Association, as trustee, relating to Wells Fargo Commercial Mortgage Trust 2015-SG1.

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99.10	Co-Lender Agreement, dated as of October 15, 2015, between Rialto Mortgage Finance, LLC, as note A-1 holder, and Rialto Mortgage Finance, LLC, as note A-2 holder, relating to the Sheraton Lincoln Harbor Loan Combination.

99.11	Agreement Between Note Holders, dated as of September 10, 2015, between Wells Fargo Bank, National Association, as initial note A-1 holder, and Wells Fargo Bank, National Association, as initial note A-2 holder, relating to the CityPlace I Loan Combination.

99.12	Co-Lender Agreement, dated as of August 6, 2015, between German American Capital Corporation, as the initial note A-1 holder, Morgan Stanley Bank, N.A., as the initial note A-2 holder, Wells Fargo Bank, National Association, as the initial note A-3 holder, German American Capital Corporation, as the initial note B-1 holder, Morgan Stanley Bank, N.A., as the initial note B-2 holder, and Wells Fargo Bank, National Association, as the initial note B-3 holder, relating to the 11 Madison Avenue Loan Combination.

99.13	Co-Lender Agreement, dated as of June 30, 2015, between Liberty Island Group I LLC, as note A-1 holder, Societe Generale, as note A-2 holder, and Societe Generale, as note A-3 holder, relating to the Patrick Henry Mall Loan Combination.

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